Exhibit 99.1


                   CERTIFICATIONS PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


   In connection with the Annual Report of Integrated Defense Technologies, Inc. (the "Company") on Form 10-K for the period ending December 31, 2002 as filed with the Securities and
Exchange Commission on the date hereof (the "Report"), the undersigned, Thomas J. Keenan, Chief Executive Officer of the
Company, and John W. Wilhoite, Vice President of Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 26, 2003                   /s/ Thomas J. Keenan
                                       ----------------------------
                                       Thomas J. Keenan
                                       Chief Executive Officer

Date: March 26, 2003                   /s/ John W. Wilhoite
                                       ----------------------------
                                       John W. Wilhoite
                                       Vice President of Finance
                                       and Chief Financial Officer